SUPPLEMENT DATED DECEMBER 9, l998, TO PROSPECTUS DATED AUGUST 1, 1998 OF

                      GRADISON ESTABLISHED VALUE FUND
                      GRADISON OPPORTUNITY VALUE FUND
                      GRADISON GROWTH AND INCOME FUND
                        GRADISON INTERNATIONAL FUND

The purpose of this supplement is to notify shareholders of several developments with respect to the Funds named above:

1-   The merger of the corporate parent of McDonald & Company Securities
  Inc. ("McDonald") with KeyCorp, as described in a Supplement to the Prospectus dated September 30, l998, was finalized on October 23, l998. McDonald, which has changed its name to McDonald Investments Inc., remains Investment Adviser for the Funds pursuant to Investment Advisory Agreements dated October 23, l998. These Agreements will be submitted to shareholders for approval at a special meeting to be held early next year.

2-   The Distributor of the Funds has been changed to BISYS Fund Services
  Limited Partnership to comply with certain banking regulations that now apply due to the KeyCorp merger.

3-The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization for the Funds. Each Reorganization is subject to the approval of the shareholders of the affected Fund.. The Reorganizations will be submitted to shareholders at a special meeting to be held early next year.


  If the Reorganization of a Fund is approved, shareholders of that Gradison Fund indicated below will exchange their Fund shares for Class "G" shares of the respective Victory Fund indicated below. The shares of the Victory Fund received by Gradison shareholders will have the same total value as the total value of their Gradison Fund shares on the effective date of the Reorganization. (In other words, a shareholder who owns
  $1,000 worth of a shares of a Gradison Fund, will receive $1,000 worth of shares of the respective Victory Fund. ) The exchange of shares will not be subject to any sales charges and the Funds will receive an opinion of counsel to the effect that the exchange will not be taxable.

       If you own shares of:         You will receive "G" class shares of:
     Name of Gradison Fund           Name of Victory Fund

     Established Value Fund             Established Value Fund
     Opportunity Value Fund             Special Growth Fund (which is
                                        expected to change its name to
                                        Small Company Opportunity Fund)
     Growth and Income Fund             Diversified Stock Fund
     International Fund                 International Growth Fund

- The Victory Established Value Fund will continue the operations of and will have substantially the same investment objective and policies as the current Gradison Established Value Fund.
- The Victory Special Growth Fund will continue the operations of and will have substantially the same investment objective and policies as the current Gradison Opportunity Value Fund.
- The Victory Diversified Stock Fund will continue its operations. It has an investment objective of providing long-term growth. It pursues its investment objective by investing primarily in equity securities issued by established domestic and foreign companies.
- The Victory International Growth Fund will continue its operations.
It has an investment objective of capital growth consistent with reasonable investment risk. It pursues its investment objective by investing most of its assets in securities of companies located in Western Europe and Japan, although it may purchase securities of companies listed on any securities exchange outside of the United States, including securities of companies located in developing countries.

The Victory Funds are "Series" or "Portfolios" of the Victory Portfolios, an open-end management investment company organized as a Delaware business trust. Key Asset Management Inc. ("KAM") is investment adviser for the Victory Portfolios. KAM is a subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp. All reorganizations and the change of name and investment policy of the Victory Special Growth Fund are subject to the approval of the Board of Trustees of the Victory Portfolios.

 4- In connection with the merger of the corporate parent of McDonald with KeyCorp, a new sub-investment advisory agreement, dated October 23, l998, was entered into between Blairlogie Capital Management and McDonald. Separately, on October 24, l998, the owners of a 75% general partner interest in Blairlogie Capital Management entered into an agreement to sell that interest to a subsidiary of Alleghany Asset Management Inc. ("Alleghany"), a subsidiary of Alleghany Corporation, a public company. Alleghany subsidiaries have approximately $32 billion under investment management. Blairlogie has informed the Trust that it does not contemplate any material changes in the investment philosophy, policies, or strategies of the Fund as a result of this transaction and intends to continue to operate with the same personnel providing services to the Fund as prior to the transaction. The Trustees of the Trust have approved a new sub-investment advisory agreement with Blairlogie in the same form as the agreement dated October 23, l998, to take effect upon the completion of the transaction in which the interest in Blairlogie is transferred. This agreement will be submitted to the shareholders of the Fund for approval.